UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 22, 2003


                                 BGR Corporation
               (Exact name of Registrant as specified in charter)


          Nevada                         333-72392               98-0353403
(State or other jurisdiction            (Commission          (I.R.S. Employer
     of incorporation)                  File Number)          Identification)


           7263 E. San Alfredo
              Scottsdale, AZ                                      85258
 (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (480) 596-4014


                              Cortex Systems, Inc.
                          777 Royal Oak Drive Suite 310
                           Victoria, British Columbia
                                 Canada V8X 5K2
          (Former name or former address, if changed since last report)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective July 28, 2003, our board of directors approved a change in the company's independent auditors. Previously, the firm of Sellers & Anderson, LLC was Cortex Systems Inc.'s auditor of record through the quarter ended March 31, 2003. None of the reports of Sellers & Anderson, LLC on the financial statements of Cortex Systems Inc. contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except as it relates to the auditors issuance of a going concern opinion on the financial statements for the year ended June 30, 2002.

     During the Registrant's two most recent fiscal years ended June 30, 2002, and interim periods through the date of this Form 8-K, there were no disagreements with Sellers & Anderson, LLC with respect to matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to Sellers & Anderson, LLC's satisfaction would have caused Sellers & Anderson, LLC to make reference to the subject matter of the disagreement in connection with its reports on the Registrant's consolidated financial statements for such years.

     Sellers & Anderson, LLC has not advised the registrant of the matters outlined in Item 304 (a)(1)(iv)(B) of Regulation S-B with respect to internal accounting controls, management representations, scope of the audit and material matters coming to their attention that would impact the financial statements and their audit report for the Registrant's two most recent fiscal years ended June 30, 2002 and interim periods through the date of this Form 8-K.

     We retained the accounting firm of Epstein, Weber & Conover, PLC to serve as our independent accountants to audit our financial statements beginning with the year ended June 30, 2003. This engagement was effective July 28, 2003. Prior to engaging Epstein, Weber & Conover, PLC, the registrant had not consulted with them on the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     a.) NAME CHANGE

          On July 28, 2003, CORTEX SYSTEMS, INC. changed its name to BGR CORPORATION.

     b.) CHANGE OF AUTHORIZED SHARES

         On July 28, 2003 the Company changed its Authorized Shares by designating two classes of Preferred Stock, "Class A" having a par value of $10.00 per shares and "Class B" having a par value of $0.001 per share. The authorized number of Class A Preferred Stock to be issued is 125,000 shares with voting rights equivalent to five votes per share. The authorized number of Class B Preferred Stock to be issued is 1,000,000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Exhibit No. 16: Letter from Sellers & Anderson, LLC

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned here unto duly authorized.

Date: July 28, 2003

                              BGR CORPORATION


                              By: /s/ Jerry Brown
                              ---------------------------
                              Jerry Brown, President